Exhibit 10.2

GLOBAL GUARANTY AGREEMENT

This Global Guaranty Agreement (this “Guaranty”) is made as of August 6, 2024 by the entities listed on Schedule I attached hereto (the “Guarantors”) in favor of YA II PN, LTD. (“YA II” or the “Creditor”), with respect to all obligations of BENEFICIENT an entity organized under the laws of Nevada (the “Debtor”) owed to the Creditor.

RECITALS

WHEREAS, the Creditor and the Debtor have entered into a Securities Purchase Agreement (the “Agreement”) on August 6, 2024 pursuant to which the Creditor shall provide loans to the Debtor, to be evidenced by convertible debentures (the “Convertible Debentures”) to be issued by the Debtor to the Creditor, in the amount of up to $4 million;

WHEREAS, it is a condition precedent to the Creditor’s obligation to provide the loan to the Debtor that each Guarantor guarantees all of the Debtor’s obligations under the Agreement, the Convertible Debentures issued thereunder, and all other instruments, agreements or other items executed or delivered by the Debtor to the Creditor in connection with or related to the Agreement (collectively, the “Transaction Documents”). The Creditor is only willing to enter into the Agreement and provide loans to the Creditor if each Guarantor agrees to execute and deliver to the Creditor this Guaranty; and

WHEREAS, the Guarantors are, or will be at the time of issuance of the Convertible Debentures, wholly-owned or majority-owned subsidiaries of the Debtor and will benefit, directly or indirectly, from the Debtor entering into the Agreement, the issuance of the Convertible Debentures, and other Transaction Documents and extensions of credit the Creditor will make to Debtor;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Guarantor covenants and agrees as follows:

1. Guaranty of Payment and Performance. Each Guarantor, jointly and severally, hereby guarantees to the Creditor the full, prompt and unconditional payment when due (whether at maturity, by acceleration or otherwise), and the performance, of all liabilities, agreements and other obligations of the Debtor to the Creditor contained in the Convertible Debentures and the Transaction Documents (all the foregoing, collectively, the “Obligations”). This Guaranty is an absolute, unconditional and continuing guaranty of the full and punctual payment and performance of the Obligations and not of their collectability only and is in no way conditioned upon any requirement that the Creditor first attempt to collect or require the performance of any of the Obligations from the Debtor or resort to any security or other means of obtaining their payment. Should the Debtor default in the payment or performance of any of the Obligations, the obligations of the Guarantors hereunder shall become immediately due and payable to the Creditor, without demand or notice of any nature, all of which are expressly waived by the Guarantors.

2. Limited Guaranty. The liability of the Guarantors hereunder shall be limited to the amount of the Obligations due to the Creditor.

3. Waivers by Guarantors; Creditor’s Freedom to Act. Each Guarantor hereby agrees that the Obligations will be paid and performed strictly in accordance with their terms regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Creditor with respect thereto. Each Guarantor waives presentment, demand, protest, notice of acceptance, notice of Obligations incurred and all other notices of any kind, all defenses that may be available by virtue of any valuation, stay, moratorium law or other similar law now or hereafter in effect, any right to require the marshalling of assets of the Debtor, and all suretyship defenses generally. Without limiting the generality of the foregoing, each Guarantor agrees to the provisions of any instrument evidencing, securing or otherwise executed in connection with any Obligation and agrees that the obligations of such Guarantor hereunder shall not be released or discharged, in whole or in part, or otherwise affected by (i) the failure of the Creditor to assert any claim or demand or to enforce any right or remedy against the Debtor; (ii) any extensions or renewals of, or alteration of the terms of, any Obligation or any portion thereof in accordance with the Transaction Documents; (iii) any rescissions, waivers, amendments or modifications of any of the terms or provisions of any agreement evidencing, securing or otherwise executed in connection with any Obligation in accordance with the Transaction Documents; (iv) the substitution or release of any entity primarily or secondarily liable for any Obligation; (v) the adequacy of any rights the Creditor may have against any collateral or other means of obtaining payment or performance of the Obligations; (vi) the impairment of any collateral securing the Obligations, including without limitation the failure to perfect or preserve any rights the Creditor might have in such collateral or the substitution, exchange, surrender, release, loss or destruction of any such collateral; (vii) failure to obtain or maintain a right of contribution for the benefit of any Guarantor; (viii) errors or omissions in connection with the Creditor’s administration of the Obligations (except behavior constituting bad faith); or (ix) any other act or omission that might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a release or discharge of any Guarantor (other than payment or performance in full of the Obligations), all of which may be done without notice to any Guarantor.

4. Unenforceability of Obligations Against Debtor. If for any reason the Debtor is under no legal obligation to discharge or perform any of the Obligations, or if any of the Obligations have become irrecoverable from the Debtor by operation of law or for any other reason (other than payment or performance in full of the Obligations), this Guaranty shall nevertheless be binding on the Guarantors to the same extent as if the Guarantors at all times had been the principal obligors on all such Obligations. In the event that acceleration of the time for payment of the Obligations is stayed upon the insolvency, bankruptcy or reorganization of the Debtor, or for any other reason, all such amounts otherwise subject to acceleration under the terms of any agreement evidencing, securing or otherwise executed in connection with any Obligation shall be immediately due and payable by the Guarantors.

5. Subrogation; Subordination. Until the payment and performance in full of all Obligations, the Guarantors shall not exercise any rights against the Debtor arising as a result of payment by the Guarantors hereunder, by way of subrogation or otherwise, and will not prove any claim in competition with the Creditor in respect of any payment hereunder in bankruptcy or insolvency proceedings of any nature; the Guarantors will not claim any set-off or counterclaim against the Debtor in respect of any liability of the Guarantors to the Debtor; and the Guarantors waive any benefit of and any right to participate in any collateral that may be held by the Creditor. The payment of any amounts due with respect to any indebtedness of the Debtor now or hereafter held by the Guarantors is hereby subordinated to the prior payment in full of the Obligations. Each Guarantor agrees that after the occurrence of any default in the payment or performance of the Obligations, the Guarantors will not demand, sue for or otherwise attempt to collect any such indebtedness of the Debtor to the Guarantors until the Obligations shall have been paid or performed in full. If, notwithstanding the foregoing sentence, the Guarantors shall collect, enforce or receive any amounts in respect of such indebtedness, such amounts shall be collected, enforced and received by the Guarantors as trustee for the Creditor and be paid over to the Creditor on account of the Obligations without affecting in any manner the liability of the Guarantors under the other provisions of this Guaranty.

7. Termination; Reinstatement. This Guaranty is irrevocable and shall continue until such time as the Obligations have been indefeasibly paid or performed in full. This Guaranty shall be reinstated if at any time any payment made or value received with respect to an Obligation is rescinded or must otherwise be returned by the Creditor upon the insolvency, bankruptcy or reorganization of the Debtor, or otherwise, all as though such payment had not been made or value received.

8. Successors and Assigns. This Guaranty shall be binding upon each Guarantor, its successors and assigns, and shall inure to the benefit of and be enforceable by the Creditor and the Creditor’s shareholders, officers, directors, agents, successors and assigns.

9. Amendments and Waivers. No amendment or waiver of any provision of this Guaranty nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Creditor. No failure on the part of the Creditor to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right.

10. Notices. All notices and other communications called for hereunder to the Creditor or the Debtor shall be made in writing as provided in the Agreement. All notices and other communications called for hereunder to the Guarantors or the Creditor shall be made in writing as provided on Schedule II attached hereto or as the Guarantors may otherwise notify the Creditor.

11. Governing Law; Consent to Jurisdiction. This Guaranty is intended to take effect as a sealed instrument and shall be governed by, and construed in accordance with, the laws of the State of New York (excluding the laws applicable to conflicts or choice of law). Each Guarantor agrees that any suit for the enforcement of this Guaranty may be brought in the courts of the State of New York, New York County and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit’s being made upon any Guarantor by mail at the address set forth at the head of this Guaranty. Each Guarantor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit was brought in an inconvenient court.

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IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as a sealed instrument as of the date appearing on page one.

BENEFICIENT COMPANY GROUP, L.L.C.

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

BENEFICIENT COMPANY HOLDINGS, L.P.

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

THE BENEFICIENT COMPANY GROUP (USA), L.L.C.

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

BEN LIQUIDITY, L.L.C.

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

BENEFICIENT CAPITAL LENDING, L.L.C.

By: Beneficient Capital Company Holdings, L.P., its sole member

By: Beneficient Capital Holdings, L.L.C., its general partner

By: The Beneficient Company Group (USA), L.L.C., its sole member

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

BEN CUSTODY, L.L.C.

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

BENEFICIENT ADMINISTRATION AND CLEARING COMPANY, L.L.C.

By: Beneficient Management Holdings, L.P., its sole member

By: Beneficient Corporate Holdings, L.L.C., its general partner

By: The Beneficient Company Group (USA), L.L.C., its sole member

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

BEN MARKETS, L.L.C.

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

BENEFICIENT CAPITAL MARKETS, L.L.C.

By: Ben Markets Management Holdings, L.P., its sole member

By: Ben Markets Corporate Holdings, L.L.C., its general partner

By: The Beneficient Company Group (USA), L.L.C., its sole member

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

ALTACCESS SECURITIES COMPANY, L.P.

By: Ben Markets Corporate Holdings, L.L.C., its general partner

By: The Beneficient Company Group (USA), L.L.C., its sole member

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

BENEFICIENT TRANSFER AND CLEARING COMPANY, L.L.C.

By: Ben Markets Management Holdings, L.P., its sole member

By: Ben Markets Corporate Holdings, L.L.C., its general partner

By: The Beneficient Company Group (USA), L.L.C., its sole member

By: Beneficient Company Holdings, L.P., its sole member

By: Beneficient Company Group, L.L.C., its general partner

By: Beneficient, its managing member

By:	/s/ Gregory W. Ezell
Name:	Gregory W. Ezell
Title:	Chief Financial Officer

Schedule I

Guarantors

Name	Jurisdiction of Formation
Beneficient Company Group, L.L.C.	Delaware
Beneficient Company Holdings, L.P.	Delaware
The Beneficient Company Group (USA), L.L.C.	Delaware
Ben Liquidity, L.L.C.	Delaware
Beneficient Capital Lending, L.L.C.	Delaware
Ben Custody, L.L.C.	Delaware
Beneficient Administration and Clearing Company, L.L.C.	Delaware
Ben Markets, L.L.C.	Delaware
Beneficient Capital Markets, L.L.C.	Delaware
AltAccess Securities Company, L.P.	Texas
Beneficient Transfer and Clearing Company, L.L.C.	Delaware

Schedule II

To any Guarantor:

325 N. St. Paul Street, Suite 4850

Dallas, TX 75201

Attn: General Counsel

E-mail: [*****]

Creditor:

YA PN II, Ltd.

1012 Springfield Ave.

Mountainside, NJ 07092

Attn: Legal Department

E-mail: [*****]